Exhibit 10.12

COPYRIGHT SECURITY AGREEMENT

This COPYRIGHT SECURITY AGREEMENT (this “Agreement”), dated as of November 26, 2008, is between Vera Bradley Designs, Inc., an Indiana corporation (“Grantor”), and JPMorgan Chase Bank, N.A., as Collateral Agent for the benefit of the Secured Creditors (the “Collateral Agent”).

W I T N E S S E T H:

WHEREAS, Grantor, JPMorgan Chase Bank, N.A., as Administrative Agent (in such capacity, the “Administrative Agent”), and the Lenders are party to that certain Credit Agreement as of the date hereof (the same, as it may be further amended, restated, modified or supplemented and in effect from time to time, being herein referred to as the “Credit Agreement”), pursuant to which the Lenders made certain credit facilities available to the Grantor on the terms and conditions set forth therein;

WHEREAS, Grantor, among others, has entered into that certain Security Agreement of even date herewith (as amended, restated, amended and restated, modified or supplemented from time to time, the “Security Agreement”) with the Collateral Agent, for the benefit of the Secured Creditors, pursuant to which Grantor has granted to the Collateral Agent a security interest in substantially all the assets of Grantor, including all right, title and interest of Grantor in, to and under all now owned and hereafter acquired Copyrights and Copyright licenses, and all products and proceeds thereof, to secure the payment of the Secured Obligations;

WHEREAS, capitalized terms used but not defined herein are used in the manner provided in the Security Agreement or the Credit Agreement, as applicable;

WHEREAS, Grantor owns the issued Copyrights and the pending Copyright applications listed on Schedule 1 annexed hereto and is a party to the Copyright licenses listed on Schedule 1 annexed hereto; and

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Grantor does hereby grant to the Collateral Agent, for the benefit of the Secured Creditors, as collateral security for the prompt payment in full when due (whether at stated maturity, by acceleration or otherwise) of the Secured Obligations, a continuing security interest in all of Grantor’s right, title and interest in, to and under the following (all of the following items or types of property being herein collectively referred to as the “Copyright Collateral”), whether presently existing or hereafter created or acquired:

(1)	(i) each Copyright (as defined in the Security Agreement) owned by Grantor, including, without limitation, each federally registered Copyright and Copyright application referred to in Schedule 1 hereto; and

(ii)	all proceeds of and revenues from the foregoing, including, without limitation, all proceeds of and revenues from any claim by Grantor against third parties for past,

present or future infringement of any Copyright, including, without limitation, any Copyright referred to in Schedule 1 hereto or any Copyright issued pursuant to a copyright application referred to in Schedule 1 hereto.

The security interests are granted in furtherance, and not in limitation, of the security interests granted to the Collateral Agent, for the benefit of the Secured Creditors, pursuant to the Security Agreement. Grantor hereby acknowledges and affirms that the rights and remedies of Collateral Agent with respect to the security interest in the Copyright Collateral made and granted hereby are more fully set forth in the Security Agreement, the terms and provisions of which are incorporated by reference herein as if fully set forth herein. In the event of any conflict between the terms of this Agreement and the Security Agreement, the terms of the Security Agreement shall govern.

[Signature Page Follows]

2

IN WITNESS WHEREOF, Grantor has caused this Copyright Security Agreement to be duly executed by its duly authorized officer thereunto as of the date first written above.

VERA BRADLEY DESIGNS, INC.

By:	/s/ Patricia R. Miller
Name: Patricia R. Miller Title: President

Acknowledged:

JPMORGAN CHASE BANK, N.A., as Collateral Agent for the benefit of the Secured Creditors

By:	/s/ William J. Schafer
Name: William J. Schafer Title: Vice President

ACKNOWLEDGMENT

State of Indiana	)
	)	ss.
County of Allen	)

On the date first set forth above before me personally appeared the above-indicated person who executed the foregoing instrument as the above-indicated officer of Vera Bradley Designs, Inc., who being by me duly sworn, did depose and say that he/she is such officer of such corporation; that the foregoing instrument was executed on behalf of said corporation by order of its Board of Directors; and that he/she acknowledged said instrument to be the free act and deed of said corporation.

/s/ Stefi Simmone
{Seal}	Notary Public

SCHEDULE 1

[See Attached]

Public Catalog

Copyright Catalog (1978 to present)

Search Request: Left Anchored Name = vera bradley

Search Results: Displaying 1 through 100 of 359 entries

Resort results by:

#	Name (NALL) <	Full Title	Copyright Number	Date
☐ [ 1 ]	Vera Bradley Designs	Cabana allover: no. 2597.	VAu000726388	2005
☐ [ 2 ]	Vera Bradley Designs	Cabana wide trim no. 2610.	VAu000722082	2005
☐ [ 3 ]	Vera Bradley Designs	Citrus allover: no. C6400.	VAu000726481	2005
☐ [ 4 ]	Vera Bradley Designs	Citrus backing: no. C6401C.	VAu000726480	2005
☐ [ 5 ]	Vera Bradley Designs	Citrus medium trim: no. C601.	VAu000726479	2005
☐ [ 6 ]	Vera Bradley Designs	Citrus narrow trim: no. C602.	VAu000726478	2005
☐ [ 7 ]	Vera Bradley Designs	Citrus wide trim: no. C600.	VAu000726477	2005
☐ [ 8 ]	Vera Bradley Designs	Hope toile allover: no. 8440A.	VAu000726482	2005
☐ [ 9 ]	Vera Bradley Designs	Hope toile narrow trim: no. 468A.	VAu000726475	2005
☐ [ 10 ]	Vera Bradley Designs	Hope toile wide trim no. 466A.	VAu000722083	2005
☐ [ 11 ]	Vera Bradley Designs	Java blue allover: no. WC2542.	VAu000726483	2005
☐ [ 12 ]	Vera Bradley Designs	Java blue backing: no. WC2546.	VAu000726484	2005
☐ [ 13 ]	Vera Bradley Designs	Java blue narrow trim: no. C2547.	VAu000726476	2005
☐ [ 14 ]	Vera Bradley Designs	Java blue wide trim no. C2549.	VAu000722081	2005
☐ [ 15 ]	Vera Bradley Designs	Make Me Blush Narrow Trim P325.	VAu001009334	2009
☐ [ 16 ]	Vera Bradley Designs	Night & Day Medium Trim 113-052.	VAu001009320	2009
☐ [ 17 ]	Vera Bradley Designs	Pretty & pink allover: no. WC2559.	VAu000753224	2005
☐ [ 18 ]	Vera Bradley Designs	Pretty & pink allover: no. WC2559.	VAu000726387	2005
☐ [ 19 ]	Vera Bradley Designs	Pretty & pink medium trim: no. CX2600.	VAu000726474	2005
☐ [ 20 ]	Vera Bradley Designs	Pretty & pink narrow trim: no. CX2601.	VAu000726473	2005
☐ [ 21 ]	Vera Bradley Designs	Simply Violet Medium Trim 113-051.	VAu001009392	2009
☐ [ 22 ]	Vera Bradley Designs, Inc.	Alpine black Fabric Traditions allover, fall 2005: no. 8436-Z.	VAu000647688	2005
☐ [ 23 ]	Vera Bradley Designs, Inc.	Alpine black medium trim: no. 458-Z.	VAu000655316	2005
☐ [ 24 ]	Vera Bradley Designs, Inc.	Alpine black narrow trim: no. 459-Z.	VAu000655315	2005
☐ [ 25 ]	Vera Bradley Designs, Inc.	Alpine black wide trim: no. 457-Z.	VAu000655314	2005
☐ [ 26 ]	Vera Bradley Designs, Inc.	Americana, medium trim: no. 417-R.	VAu000601397	2003
☐ [ 27 ]	Vera Bradley Designs, Inc.	Americana, narrow trim: no. 413-R.	VAu000601396	2003
☐ [ 28 ]	Vera Bradley Designs, Inc.	Americana, wide trim: no. 412-R.	VAu000601398	2003
☐ [ 29 ]	Vera Bradley Designs, Inc.	Anastasia, backing.	VAu000567046	2002
☐ [ 30 ]	Vera Bradley Designs, Inc.	Anastasia, narrow & wide trim.	VAu000567044	2002
☐ [ 31 ]	Vera Bradley Designs, Inc.	Anastasia, narrow & wide trim.	VAu000567045	2002
☐ [ 32 ]	Vera Bradley Designs, Inc.	Anastasia, overall.	VAu000567040	2002
☐ [ 33 ]	Vera Bradley Designs, Inc.	Apple green medium trim: no. 417-G.	VAu000621393	2003
☐ [ 34 ]	Vera Bradley Designs, Inc.	Apple green narrow trim: no. 413-G.	VAu000621394	2003

☐ [ 35 ]	Vera Bradley Designs, Inc.	Apple green overall: no. 8410-G.	VAu000621384	2003
☐ [ 36 ]	Vera Bradley Designs, Inc.	Apple green wide trim: no. 412-G.	VAu000621392	2003
☐ [ 37 ]	Vera Bradley Designs, Inc.	Bali Blue Allover.	VAu000971847	2008
☐ [ 38 ]	Vera Bradley Designs, Inc.	Bali Blue Backing.	VAu000971870	2008
☐ [ 39 ]	Vera Bradley Designs, Inc.	Bali Blue Medium Trim 655B.	VAu000971661	2008
☐ [ 40 ]	Vera Bradley Designs, Inc.	Bali Blue Narrow Trim 656B.	VAu000971663	2008
☐ [ 41 ]	Vera Bradley Designs, Inc.	Bali Blue Wide Trim 654B.	VAu000971700	2008
☐ [ 42 ]	Vera Bradley Designs, Inc.	Bali Gold Allover.	VAu000971867	2008
☐ [ 43 ]	Vera Bradley Designs, Inc.	Bali Gold Backing.	VAu000971846	2008
☐ [ 44 ]	Vera Bradley Designs, Inc.	Bali Gold Medium Trim 652Y.	VAu000971657	2008
☐ [ 45 ]	Vera Bradley Designs, Inc.	Bali Gold Narrow Trim 653Y.	VAu000971672	2008
☐ [ 46 ]	Vera Bradley Designs, Inc.	Bali Gold Wide Trim 651Y.	VAu000971841	2008
☐ [ 47 ]	Vera Bradley Designs, Inc.	Bandana backing: no. WD439.	VAu000595687	2003
☐ [ 48 ]	Vera Bradley Designs, Inc.	Bandana narrow trim: no. WD438.	VAu000595685	2003
☐ [ 49 ]	Vera Bradley Designs, Inc.	Bandana overall: no. WD436.	VAu000595688	2003
☐ [ 50 ]	Vera Bradley Designs, Inc.	Bandana wide trim: no. WD437.	VAu000595686	2003
☐ [ 51 ]	Vera Bradley Designs, Inc.	Barcelona Allover 111-061.	VAu001013292	2010
☐ [ 52 ]	Vera Bradley Designs, Inc.	Baroque Allover WC4333.	VAu001028411	2010
☐ [ 53 ]	Vera Bradley Designs, Inc.	Baroque Backing WC4334.	VAu001028948	2010
☐ [ 54 ]	Vera Bradley Designs, Inc.	Baroque Narrow Trim CX4337.	VAu001028653	2010
☐ [ 55 ]	Vera Bradley Designs, Inc.	Baroque Wide Trim CX4335.	VAu001028770	2010
☐ [ 56 ]	Vera Bradley Designs, Inc.	Bees, backing: no. 8414-B.	VAu000601390	2003
☐ [ 57 ]	Vera Bradley Designs, Inc.	Bees, medium trim: no. 416-B.	VAu000601389	2003
☐ [ 58 ]	Vera Bradley Designs, Inc.	Bees, narrow trim: no. 415-B	VAu000601387	2003
☐ [ 59 ]	Vera Bradley Designs, Inc.	Bees, overall: no. 8411-B.	VAu000601391	2003
☐ [ 60 ]	Vera Bradley Designs, Inc.	Bees, wide trim: no. 414-B.	VAu000601388	2003
☐ [ 61 ]	Vera Bradley Designs, Inc.	Bermuda blue backing.	VAu000627850	2004
☐ [ 62 ]	Vera Bradley Designs, Inc.	Bermuda blue medium trim.	VAu000627849	2004
☐ [ 63 ]	Vera Bradley Designs, Inc.	Bermuda blue narrow trim.	VAu000627854	2004
☐ [ 64 ]	Vera Bradley Designs, Inc.	Bermuda blue overall.	VAu000627852	2004
☐ [ 65 ]	Vera Bradley Designs, Inc.	Bermuda blue wide trim.	VAu000627851	2004
☐ [ 66 ]	Vera Bradley Designs, Inc.	Bermuda pink backing : [no. 8430-A]	VAu000627936	2004
☐ [ 67 ]	Vera Bradley Designs, Inc.	Bermuda pink medium trim.	VAu000627855	2004
☐ [ 68 ]	Vera Bradley Designs, Inc.	Bermuda pink narrow trim.	VAu000627853	2004
☐ [ 69 ]	Vera Bradley Designs, Inc.	Bermuda pink overall.	VAu000627821	2004
☐ [ 70 ]	Vera Bradley Designs, Inc.	Bermuda pink wide trim.	VAu000627857	2004
☐ [ 71 ]	Vera Bradley Designs, Inc.	Blue Lagoon Allover 6451/B.	VAu001036564	2010
☐ [ 72 ]	Vera Bradley Designs, Inc.	Blue Lagoon Backing 6452/B.	VAu001037463	2010
☐ [ 73 ]	Vera Bradley Designs, Inc.	Blue Lagoon Narrow Trim 677/B.	VAu001037447	2010
☐ [ 74 ]	Vera Bradley Designs, Inc.	Blue Lagoon Wide Trim 675/B.	VAu001037452	2010
☐ [ 75 ]	Vera Bradley Designs, Inc.	Blue Rhapsody Allover 6441B.	VAu000978024	2009
☐ [ 76 ]	Vera Bradley Designs, Inc.	Blue Rhapsody Backing 6442B.	VAu000978051	2009
☐ [ 77 ]	Vera Bradley Designs, Inc.	Blue Rhapsody Medium Trim 661B.	VAu000978053	2009
☐ [ 78 ]	Vera Bradley Designs, Inc.	Blue Rhapsody Narrow Trim 662B.	VAu000978063	2009
☐ [ 79 ]	Vera Bradley Designs, Inc.	Blue Rhapsody Wide Trim 660B.	VAu000978054	2009
☐ [ 80 ]	Vera Bradley Designs, Inc.	Botanica allover no. botanica/jewel/flat.	VAu000712487	2006
☐ [ 81 ]	Vera Bradley Designs, Inc.	Botanica wide trim: no. botanica/jewel/wide.	VAu000716556	2006
☐ [ 82 ]	Vera Bradley Designs, Inc.	Botanical allover no. botanical/jewel/flat / by Sharon Kessler Designs, LLC.	VAu000728337	2006
☐ [ 83 ]	Vera Bradley Designs, Inc.	Boysenberry Allover.	VAu001036555	2010
☐ [ 84 ]	Vera Bradley Designs, Inc.	Boysenberry Backing DC90212WW.	VAu001036776	2010

☐ [ 85 ]	Vera Bradley Designs, Inc.	Boysenberry Narrow Trim DC90019.	VAu001037451	2010
☐ [ 86 ]	Vera Bradley Designs, Inc.	Boysenberry Wide Trim DC90019.	VAu001037434	2010
☐ [ 87 ]	Vera Bradley Designs, Inc.	Buttercup Allover 6449/BR.	VAu001033068	2010
☐ [ 88 ]	Vera Bradley Designs, Inc.	Buttercup Narrow Trim 674/BR.	VAu001028961	2010
☐ [ 89 ]	Vera Bradley Designs, Inc.	Buttercup Wide Trim 672/BR.	VAu001028962	2010
☐ [ 90 ]	Vera Bradley Designs, Inc.	Cafe Latte Allover WC3630.	VAu000961493	2008
☐ [ 91 ]	Vera Bradley Designs, Inc.	Cafe Latte Backing WC3634	VAu000961494	2008
☐ [ 92 ]	Vera Bradley Designs, Inc.	Cafe Latte Medium Trim CX3632.	VAu000961496	2008
☐ [ 93 ]	Vera Bradley Designs, Inc.	Cafe Latte Narrow Trim CX3631.	VAu000961495	2008
☐ [ 94 ]	Vera Bradley Designs, Inc.	Cafe Latte Wide Trim CX3633.	VAu000961497	2008
☐ [ 95 ]	Vera Bradley Designs, Inc.	Call Me Coral Allover 6445/P.	VAu001010418	2009
☐ [ 96 ]	Vera Bradley Designs, Inc.	Call Me Coral Backing 6446/P.	VAu001009026	2009
☐ [ 97 ]	Vera Bradley Designs, Inc.	Call Me Coral Medium Trim 667/P.	VAu001009357	2009
☐ [ 98 ]	Vera Bradley Designs, Inc.	Call Me Coral Narrow Trim 668/P.	VAu001009328	2009
☐ [ 99 ]	Vera Bradley Designs, Inc.	Call Me Coral Wide Trim.	VAu001009289	2009
☐ [ 100 ]	Vera Bradley Designs, Inc.	Calypso Allover.	VAu000971842	2008

Resort results by:

Help    Search    History    Titles     Start Over

Contact Us | Request Copies | Get a Search Estimate |  Frequently Asked Questions (FAQs) about Copyright | Copyright Office Home Page

| Library of Congress Home Page

Public Catalog

Copyright Catalog (1978 to present)

Search Request: Left Anchored Name = vera bradley

Search Results: Displaying 101 through 200 of 359 entries

Resort results by:

#	Name (NALL) <	Full Title	Copyright Number	Date
☐ [ 101 ]	Vera Bradley Designs, Inc.	Calypso Backing.	VAu000971852	2008
☐ [ 102 ]	Vera Bradley Designs, Inc.	Calypso Medium Trim #814.	VAu000971664	2008
☐ [ 103 ]	Vera Bradley Designs, Inc.	Calypso Narrow Trim #813.	VAu000971673	2008
☐ [ 104 ]	Vera Bradley Designs, Inc.	Calypso Wide Trim #815.	VAu000971669	2008
☐ [ 105 ]	Vera Bradley Designs, Inc.	Cambridge allover.	VAu000731296	2007
☐ [ 106 ]	Vera Bradley Designs, Inc.	Cambridge backing.	VAu000731295	2007
☐ [ 107 ]	Vera Bradley Designs, Inc.	Cambridge wide trim: no. CX2934.	VAu000731300	2007
☐ [ 108 ]	Vera Bradley Designs, Inc.	Capri blue allover: no. 6411B.	VAu000712492	2006
☐ [ 109 ]	Vera Bradley Designs, Inc.	Capri blue backing: no. 6412B.	VAu000712493	2006
☐ [ 110 ]	Vera Bradley Designs, Inc.	Capri blue narrow trim: no. 617B.	VAu000716553	2006
☐ [ 111 ]	Vera Bradley Designs, Inc.	Capri blue wide trim: no. 615B.	VAu000716552	2006
☐ [ 112 ]	Vera Bradley Designs, Inc.	Capri melon allover: no. 6411R.	VAu000712495	2006
☐ [ 113 ]	Vera Bradley Designs, Inc.	Capri melon backing: no. 6412R.	VAu000712494	2006
☐ [ 114 ]	Vera Bradley Designs, Inc.	Capri melon wide trim: no. 615R.	VAu000716550	2006
☐ [ 115 ]	Vera Bradley Designs, Inc.	Capri melon wide trim: no. 617R.	VAu000716551	2006
☐ [ 116 ]	Vera Bradley Designs, Inc.	Carnaby Allover WC4016.	VAu000978436	2009
☐ [ 117 ]	Vera Bradley Designs, Inc.	Carnaby Backing WC4017.	VAu000978435	2009
☐ [ 118 ]	Vera Bradley Designs, Inc.	Carnaby Medium Trim CX-4019.	VAu000978478	2009
☐ [ 119 ]	Vera Bradley Designs, Inc.	Carnaby Narrow Trim CX-4018.	VAu000978489	2009
☐ [ 120 ]	Vera Bradley Designs, Inc.	Carnaby Wide Trim CX-4020.	VAu000978476	2009
☐ [ 121 ]	Vera Bradley Designs, Inc.	Chelsea narrow trim: [no. 443-Z]	VAu000627935	2004
☐ [ 122 ]	Vera Bradley Designs, Inc.	Chelsea overall: [no.8427-Z]	VAu000627938	2004
☐ [ 123 ]	Vera Bradley Designs, Inc.	Chelsea wide trim: [no. 442-Z].	VAu000627937	2004
☐ [ 124 ]	Vera Bradley Designs, Inc.	Chocolate medium trim: no. 9030.	VAu000565738	2002
☐ [ 125 ]	Vera Bradley Designs, Inc.	Chocolate narrow trim: no. 8030	VAu000565739	2002
☐ [ 126 ]	Vera Bradley Designs, Inc.	Chocolate overall: no. 8050.	VAu000565741	2002
☐ [ 127 ]	Vera Bradley Designs, Inc.	Chocolate wide trim: no. 8060.	VAu000565740	2002
☐ [ 128 ]	Vera Bradley Designs, Inc.	Citrus floral medium trim: no. 393392.	VAu000627186	2004
☐ [ 129 ]	Vera Bradley Designs, Inc.	Citrus floral narrow trim: no. 393391.	VAu000627187	2004
☐ [ 130 ]	Vera Bradley Designs, Inc.	Citrus floral overall: no. 393390.	VAu000627188	2004
☐ [ 131 ]	Vera Bradley Designs, Inc.	Classic black medium trim, fall ‘06.	VAu000694520	2006
☐ [ 132 ]	Vera Bradley Designs, Inc.	Classic black narrow trim: no. 605K-R.	VAu000694518	2006
☐ [ 133 ]	Vera Bradley Designs, Inc.	Classic black wide trim, fall ‘06.	VAu000694519	2006
☐ [ 134 ]	Vera Bradley Designs, Inc.	Cupcakes Green Allover.	VAu000971856	2008

☐ [ 135 ]	Vera Bradley Designs, Inc.	Cupcakes Green Backing.	VAu000971843	2008
☐ [ 136 ]	Vera Bradley Designs, Inc.	Cupcakes Green Medium Trim 646G.	VAu000971658	2008
☐ [ 137 ]	Vera Bradley Designs, Inc.	Cupcakes Green Narrow Trim 647G.	VAu000971654	2008
☐ [ 138 ]	Vera Bradley Designs, Inc.	Cupcakes Green Wide Trim 645G.	VAu000971840	2008
☐ [ 139 ]	Vera Bradley Designs, Inc.	Cupcakes Pink Allover.	VAu000971853	2008
☐ [ 140 ]	Vera Bradley Designs, Inc.	Cupcakes Pink Backing.	VAu000971849	2008
☐ [ 141 ]	Vera Bradley Designs, Inc.	Cupcakes Pink Medium Trim 649P.	VAu000971688	2008
☐ [ 142 ]	Vera Bradley Designs, Inc.	Cupcakes Pink Narrow Trim 650P.	VAu000971690	2008
☐ [ 143 ]	Vera Bradley Designs, Inc.	Cupcakes Pink Wide Trim 648P.	VAu000971695	2008
☐ [ 144 ]	Vera Bradley Designs, Inc.	Daisy daisy allover 6421G.	VAu000749637	2007
☐ [ 145 ]	Vera Bradley Designs, Inc.	Daisy daisy backing 6422G.	VAu000749636	2007
☐ [ 146 ]	Vera Bradley Designs, Inc.	Daisy daisy narrow trim 632G.	VAu000749635	2007
☐ [ 147 ]	Vera Bradley Designs, Inc.	Daisy daisy wide trim 630G.	VAu000749634	2007
☐ [ 148 ]	Vera Bradley Designs, Inc.	Emily medium trim: no. 177.	VAu000624846	2003
☐ [ 149 ]	Vera Bradley Designs, Inc.	Emily narrow trim: no. 178.	VAu000624845	2003
☐ [ 150 ]	Vera Bradley Designs, Inc.	Emily overall: no. 175.	VAu000624849	2003
☐ [ 151 ]	Vera Bradley Designs, Inc.	Emily wide trim: no. 176.	VAu000624847	2003
☐ [ 152 ]	Vera Bradley Designs, Inc.	English Garden Allover.	VAu000971850	2008
☐ [ 153 ]	Vera Bradley Designs, Inc.	English Garden Backing.	VAu000971844	2008
☐ [ 154 ]	Vera Bradley Designs, Inc.	English Garden Medium Trim.	VAu000971676	2008
☐ [ 155 ]	Vera Bradley Designs, Inc.	English Garden Narrow Trim.	VAu000971667	2008
☐ [ 156 ]	Vera Bradley Designs, Inc.	English Garden Wide Trim.	VAu000971656	2008
☐ [ 157 ]	Vera Bradley Designs, Inc.	Fall ‘06, classic black.	VAu000685430	2006
☐ [ 158 ]	Vera Bradley Designs, Inc.	Fall ‘06, classic black.	VAu000685431	2006
☐ [ 159 ]	Vera Bradley Designs, Inc.	Fall ‘06, mesa red paisley.	VAu000685428	2006
☐ [ 160 ]	Vera Bradley Designs, Inc.	Fall ‘06, mesa red paisley.	VAu000685429	2006
☐ [ 161 ]	Vera Bradley Designs, Inc.	Fall ‘06, windsor navy.	VAu000685427	2006
☐ [ 162 ]	Vera Bradley Designs, Inc.	Floral backing: no. WC1114.	VAu000595689	2003
☐ [ 163 ]	Vera Bradley Designs, Inc.	Floral narrow trim: no. C1113.	VAu000595684	2003
☐ [ 164 ]	Vera Bradley Designs, Inc.	Floral overall: no. WC1111.	VAu000595691	2003
☐ [ 165 ]	Vera Bradley Designs, Inc.	Floral wide trim: no. C1112.	VAu000595690	2003
☐ [ 166 ]	Vera Bradley Designs, Inc.	Folkloric Allover WC4561-MULT-R.	VAu001036565	2010
☐ [ 167 ]	Vera Bradley Designs, Inc.	Folkloric Backing WC4562-MULT-R.	VAu001036780	2010
☐ [ 168 ]	Vera Bradley Designs, Inc.	Folkloric Narrow Trim CX4565-MULT-R.	VAu001037533	2010
☐ [ 169 ]	Vera Bradley Designs, Inc.	Folkloric Wide Trim CX4563-MULT-R.	VAu001037437	2010
☐ [ 170 ]	Vera Bradley Designs, Inc.	Frankly Scarlet Allover 6429R.	VAu000961502	2008
☐ [ 171 ]	Vera Bradley Designs, Inc.	Frankly Scarlet Backing 6430R.	VAu000961501	2008
☐ [ 172 ]	Vera Bradley Designs, Inc.	Frankly Scarlet Medium Trim 643R.	VAu000961499	2008
☐ [ 173 ]	Vera Bradley Designs, Inc.	Frankly Scarlet Narrow Trim 644R.	VAu000961498	2008
☐ [ 174 ]	Vera Bradley Designs, Inc.	Frankly Scarlet Wide Trim 642R.	VAu000961500	2008
☐ [ 175 ]	Vera Bradley Designs, Inc.	Groovy Paisley.	VAu000978148	2009
☐ [ 176 ]	Vera Bradley Designs, Inc.	Hello Dahlia Allover 6447/R.	VAu001018492	2010
☐ [ 177 ]	Vera Bradley Designs, Inc.	Hello Dahlia Backing 6448/R.	VAu001018501	2010
☐ [ 178 ]	Vera Bradley Designs, Inc.	Hello Dahlia Narrow Trim.	VAu001018704	2010
☐ [ 179 ]	Vera Bradley Designs, Inc.	Hello Dahlia Wide Trim.	VAu001018706	2010
☐ [ 180 ]	Vera Bradley Designs, Inc.	Houndstooth brown Fabric Traditions allover, fall 2005: no. 8433-2.	VAu000647684	2005
☐ [ 181 ]	Vera Bradley Designs, Inc.	Houndstooth brown Fabric Traditions medium trim, fall 2005: no. 452-Z.	VAu000647686	2005
☐ [ 182 ]	Vera Bradley Designs, Inc.	Houndstooth brown Fabric Traditions narrow trim, fall 2005: no. 453-Z.	VAu000647687	2005
☐ [ 183 ]	Vera Bradley Designs, Inc.	Houndstooth brown Fabric Traditions wide trim, fall 2005: no. 451-Z.	VAu000647685	2005
☐ [ 184 ]	Vera Bradley Designs, Inc.	Imperial Toile Allover 111-034.	VAu000978397	2009

☐ [ 185 ]	Vera Bradley Designs, Inc.	Imperial Toile Backing 110-034.	VAu000978403	2009
☐ [ 186 ]	Vera Bradley Designs, Inc.	Imperial Toile Medium Trim 113-034.	VAu000978410	2009
☐ [ 187 ]	Vera Bradley Designs, Inc.	Imperial Toile Wide Trim 112-034.	VAu000978406	2009
☐ [ 188 ]	Vera Bradley Designs, Inc.	Katherine medium trim: no. 435-Y.	VAu000621395	2003
☐ [ 189 ]	Vera Bradley Designs, Inc.	Katherine narrow trim: no. 423-Y.	VAu000621391	2003
☐ [ 190 ]	Vera Bradley Designs, Inc.	Katherine overall: no. 8423-Y.	VAu000621386	2003
☐ [ 191 ]	Vera Bradley Designs, Inc.	Katherine wide trim: no. 434-Y.	VAu000621385	2003
☐ [ 192 ]	Vera Bradley Designs, Inc.	Kensington allover: no. 6417Z.	VAu000731294	2007
☐ [ 193 ]	Vera Bradley Designs, Inc.	Kensington backing: no. 6418Z.	VAu000731293	2007
☐ [ 194 ]	Vera Bradley Designs, Inc.	Kensington narrow trim: no. 626Z.	VAu000731292	2007
☐ [ 195 ]	Vera Bradley Designs, Inc.	Kensington wide trim: no. 624Z.	VAu000731298	2007
☐ [ 196 ]	Vera Bradley Designs, Inc.	Lemon Parfait Allover 8406/Y.	VAu001036563	2010
☐ [ 197 ]	Vera Bradley Designs, Inc.	Lemon Parfait Backing 8407/Y.	VAu001037514	2010
☐ [ 198 ]	Vera Bradley Designs, Inc.	Lemon Parfait Narrow Trim.	VAu001037446	2010
☐ [ 199 ]	Vera Bradley Designs, Inc.	Lemon Parfait Wide Trim 806/Y.	VAu001037435	2010
☐ [ 200 ]	Vera Bradley Designs, Inc.	Loves Me Allover WC4185-Love-R.	VAu000995920	2009

Resort results by:

Help    Search    History    Titles     Start Over

Contact Us | Request Copies | Get a Search Estimate |  Frequently Asked Questions (FAQs) about Copyright | Copyright Office Home Page

| Library of Congress Home Page

Public Catalog

Copyright Catalog (1978 to present)

Search Request: Left Anchored Name = vera bradley

Search Results: Displaying 201 through 300 of 359 entries.

Resort results by:

#	Name (NALL) <	Full Title	Copyright Number	Date
☐ [ 201 ]	Vera Bradley Designs, Inc.	Loves Me Backing WC4186-Love-R.	VAu000995923	2009
☐ [ 202 ]	Vera Bradley Designs, Inc.	Loves Me Medium Trim CX4188-Love-R.	VAu000996135	2009
☐ [ 203 ]	Vera Bradley Designs, Inc.	Loves Me Narrow Trim CX4189-Love-R.	VAu000995933	2009
☐ [ 204 ]	Vera Bradley Designs, Inc.	Loves Me Wide Trim CX4187-Love-R.	VAu000995929	2009
☐ [ 205 ]	Vera Bradley Designs, Inc.	Maison blue, narrow & wide trim.	VAu000567042	2002
☐ [ 206 ]	Vera Bradley Designs, Inc.	Maison blue, narrow & wide trim.	VAu000567043	2002
☐ [ 207 ]	Vera Bradley Designs, Inc.	Maison blue, overall.	VAu000567041	2002
☐ [ 208 ]	Vera Bradley Designs, Inc.	Make Me Blush Allover P305.	VAu001010423	2009
☐ [ 209 ]	Vera Bradley Designs, Inc.	Make Me Blush Backing P345.	VAu001009028	2009
☐ [ 210 ]	Vera Bradley Designs, Inc.	Make Me Blush Medium Trim P335.	VAu001009351	2009
☐ [ 211 ]	Vera Bradley Designs, Inc.	Make Me Blush Wide Trim P315.	VAu001009374	2009
☐ [ 212 ]	Vera Bradley Designs, Inc.	Medallion allover: no. 100.	VAu000701928	2006
☐ [ 213 ]	Vera Bradley Designs, Inc.	Medallion backing: no. 140.	VAu000701925	2006
☐ [ 214 ]	Vera Bradley Designs, Inc.	Medallion narrow trim: no. 130.	VAu000701927	2006
☐ [ 215 ]	Vera Bradley Designs, Inc.	Medallion wide trim: no. 110.	VAu000701926	2006
☐ [ 216 ]	Vera Bradley Designs, Inc.	Mesa red paisley, fall ‘06.	VAu000694514	2006
☐ [ 217 ]	Vera Bradley Designs, Inc.	Mesa red paisley medium trim, fall ‘06: no. 610R.	VAu000694516	2006
☐ [ 218 ]	Vera Bradley Designs, Inc.	Mesa red paisley narrow trim: no. 611R	VAu000694517	2006
☐ [ 219 ]	Vera Bradley Designs, Inc.	Midnight navy medium trim.	VAu000627858	2004
☐ [ 220 ]	Vera Bradley Designs, Inc.	Midnight navy narrow trim.	VAu000627847	2004
☐ [ 221 ]	Vera Bradley Designs, Inc.	Midnight navy overall.	VAu000627856	2004
☐ [ 222 ]	Vera Bradley Designs, Inc.	Midnight navy wide trim.	VAu000627848	2004
☐ [ 223 ]	Vera Bradley Designs, Inc.	Mod floral blue backing: no. 6416B.	VAu000737593	2007
☐ [ 224 ]	Vera Bradley Designs, Inc.	Mod floral blue wide trim: no. 612B.	VAu000731301	2007
☐ [ 225 ]	Vera Bradley Designs, Inc.	Mod floral pink wide trim: no. 618R.	VAu000731299	2007
☐ [ 226 ]	Vera Bradley Designs, Inc.	New hope medium trim: no. 428-Z.	VAu000621388	2003
☐ [ 227 ]	Vera Bradley Designs, Inc.	New hope narrow trim: no. 427-Z.	VAu000621387	2003
☐ [ 228 ]	Vera Bradley Designs, Inc.	New hope overall: no. 8418-B.	VAu000621390	2003
☐ [ 229 ]	Vera Bradley Designs, Inc.	New hope wide trim: no. 426-Z.	VAu000621389	2003
☐ [ 230 ]	Vera Bradley Designs, Inc.	Night & Day Allover 111-052.	VAu001008982	2009
☐ [ 231 ]	Vera Bradley Designs, Inc.	Night & Day Backing 110-052.	VAu001009029	2009
☐ [ 232 ]	Vera Bradley Designs, Inc.	Night & Day Narrow Trim 114-052.	VAu001009588	2009
☐ [ 233 ]	Vera Bradley Designs, Inc.	Night & Day Wide Trim 112-052.	VAu001009307	2009
☐ [ 234 ]	Vera Bradley Designs, Inc.	Night Owl Allover 6427Z.	VAu000961487	2008

☐ [ 235 ]	Vera Bradley Designs, Inc.	Night Owl Backing 6428Z.	VAu000961488	2008
☐ [ 236 ]	Vera Bradley Designs, Inc.	Night Owl Medium Trim 640Z.	VAu000961491	2008
☐ [ 237 ]	Vera Bradley Designs, Inc.	Night Owl Narrow Trim 641Z.	VAu000961492	2008
☐ [ 238 ]	Vera Bradley Designs, Inc.	Night Owl Wide Trim 639Z.	VAu000961489	2008
☐ [ 239 ]	Vera Bradley Designs, Inc.	No. 400-Y.	VAu000567064	2002
☐ [ 240 ]	Vera Bradley Designs, Inc.	No. 401-Y.	VAu000567074	2002
☐ [ 241 ]	Vera Bradley Designs, Inc.	No. 404-2.	VAu000567068	2002
☐ [ 242 ]	Vera Bradley Designs, Inc.	No. 405-2.	VAu000567072	2002
☐ [ 243 ]	Vera Bradley Designs, Inc.	No. 406-N.	VAu000567067	2002
☐ [ 244 ]	Vera Bradley Designs, Inc.	No. 407-N.	VAu000567071	2002
☐ [ 245 ]	Vera Bradley Designs, Inc.	No. 8400-Y.	VAu000567065	2002
☐ [ 246 ]	Vera Bradley Designs, Inc.	No. 8402-2.	VAu000567070	2002
☐ [ 247 ]	Vera Bradley Designs, Inc.	No. 8403-N.	VAu000567073	2002
☐ [ 248 ]	Vera Bradley Designs, Inc.	No. 8404-N.	VAu000567066	2002
☐ [ 249 ]	Vera Bradley Designs, Inc.	No. 8404-R.	VAu000567069	2002
☐ [ 250 ]	Vera Bradley Designs, Inc.	Paprika Allover – 303 Mandarin.	VAu000979255	2009
☐ [ 251 ]	Vera Bradley Designs, Inc.	Paprika Backing – 343 Mandarin.	VAu000979258	2009
☐ [ 252 ]	Vera Bradley Designs, Inc.	Paprika Medium Trim – 323 Mandarin.	VAu000979514	2009
☐ [ 253 ]	Vera Bradley Designs, Inc.	Paprika Narrow Trim – 333 Mandarin.	VAu000979512	2009
☐ [ 254 ]	Vera Bradley Designs, Inc.	Paprika Wide Trim – 313 Mandarin.	VAu000979517	2009
☐ [ 255 ]	Vera Bradley Designs, Inc.	Peacock allover: no. WC3087-TURO.	VAu000712490	2006
☐ [ 256 ]	Vera Bradley Designs, Inc.	Peacock backing: no. WC2711-KIWI.	VAu000712491	2006
☐ [ 257 ]	Vera Bradley Designs, Inc.	Peacock narrow trim: no. CX3096-TURO.	VAu000716555	2006
☐ [ 258 ]	Vera Bradley Designs, Inc.	Peacock wide trim: no. CX3097-TURO.	VAu000716554	2006
☐ [ 259 ]	Vera Bradley Designs, Inc.	Pink elephants allover: no. 6409Z.	VAu000712488	2006
☐ [ 260 ]	Vera Bradley Designs, Inc.	Pink elephants backing: no. 6410Z.	VAu000712489	2006
☐ [ 261 ]	Vera Bradley Designs, Inc.	Pink elephants wide trim: no. 612Z.	VAu000716557	2006
☐ [ 262 ]	Vera Bradley Designs, Inc.	Pink pansy, medium trim: no. 424-A.	VAu000601394	2003
☐ [ 263 ]	Vera Bradley Designs, Inc.	Pink pansy, narrow trim: no. 410-A.	VAu000601392	2003
☐ [ 264 ]	Vera Bradley Designs, Inc.	Pink pansy, overall: no. 8407A.	VAu000601395	2003
☐ [ 265 ]	Vera Bradley Designs, Inc.	Pink pansy, wide trim: no. 411-A.	VAu000601393	2003
☐ [ 266 ]	Vera Bradley Designs, Inc.	Pinwheel pink allover 6423R.	VAu000749643	2007
☐ [ 267 ]	Vera Bradley Designs, Inc.	Pinwheel pink backing 6424R.	VAu000749642	2007
☐ [ 268 ]	Vera Bradley Designs, Inc.	Pinwheel pink narrow trim 635r.	VAu000751615	2007
☐ [ 269 ]	Vera Bradley Designs, Inc.	Pinwheel pink wide trim 633R and medium trim 634R.	VAu000752018	2007
☐ [ 270 ]	Vera Bradley Designs, Inc.	Pirouette Allover 8400Z.	VAu000977931	2009
☐ [ 271 ]	Vera Bradley Designs, Inc.	Pirouette Backing 8401Z.	VAu000978033	2009
☐ [ 272 ]	Vera Bradley Designs, Inc.	Pirouette Medium Trim 801Z.	VAu000978040	2009
☐ [ 273 ]	Vera Bradley Designs, Inc.	Pirouette Narrow Trim 802Z.	VAu000977939	2009
☐ [ 274 ]	Vera Bradley Designs, Inc.	Pirouette Wide Trim 800Z.	VAu000977968	2009
☐ [ 275 ]	Vera Bradley Designs, Inc.	Poppy Fields Allover P304.	VAu000996076	2009
☐ [ 276 ]	Vera Bradley Designs, Inc.	Poppy Fields Backing P344.	VAu000996080	2009
☐ [ 277 ]	Vera Bradley Designs, Inc.	Poppy Fields Medium Trim P324	VAu000996341	2009
☐ [ 278 ]	Vera Bradley Designs, Inc.	Poppy Fields Narrow Trim P334.	VAu000996258	2009
☐ [ 279 ]	Vera Bradley Designs, Inc.	Poppy Fields Wide Trim P314.	VAu000996082	2009
☐ [ 280 ]	Vera Bradley Designs, Inc.	Puccini Allover P300.	VAu000961486	2008
☐ [ 281 ]	Vera Bradley Designs, Inc.	Puccini Backing P340.	VAu000961484	2008
☐ [ 282 ]	Vera Bradley Designs, Inc.	Puccini Medium Trim P320.	VAu000961481	2008
☐ [ 283 ]	Vera Bradley Designs, Inc.	Puccini Narrow Trim P330.	VAu000961483	2008
☐ [ 284 ]	Vera Bradley Designs, Inc.	Puccini Wide Trim P310.	VAu000961482	2008

☐ [ 285 ]	Vera Bradley Designs, Inc.	Purple Punch Allover.	VAu000971868	2008
☐ [ 286 ]	Vera Bradley Designs, Inc.	Purple Punch Backing.	VAu000971845	2008
☐ [ 287 ]	Vera Bradley Designs, Inc.	Purple Punch Medium Trim.	VAu000971684	2008
☐ [ 288 ]	Vera Bradley Designs, Inc.	Purple Punch Narrow Trim.	VAu000971687	2008
☐ [ 289 ]	Vera Bradley Designs, Inc.	Purple Punch Wide Trim.	VAu000971679	2008
☐ [ 290 ]	Vera Bradley Designs, Inc.	Raspberry fizz allover 6425R.	VAu000749651	2007
☐ [ 291 ]	Vera Bradley Designs, Inc.	Raspberry fizz backing 6426R.	VAu000749650	2007
☐ [ 292 ]	Vera Bradley Designs, Inc.	Raspberry fizz narrow trim 638R.	VAu000749649	2007
☐ [ 293 ]	Vera Bradley Designs, Inc.	Raspberry fizz wide trim 636R.	VAu000749648	2007
☐ [ 294 ]	Vera Bradley Designs, Inc.	Retro green Fabric Traditions allover, fall 2005: no. 8434-G.	VAu000647689	2005
☐ [ 295 ]	Vera Bradley Designs, Inc.	Retro green medium trim: no. 455-G.	VAu000655313	2005
☐ [ 296 ]	Vera Bradley Designs, Inc.	Retro green narrow trim: no. 456-G.	VAu000655311	2005
☐ [ 297 ]	Vera Bradley Designs, Inc.	Retro green wide trim: no. 454-G.	VAu000655312	2005
☐ [ 298 ]	Vera Bradley Designs, Inc.	Riviera blue allover 6419B.	VAu000749641	2007
☐ [ 299 ]	Vera Bradley Designs, Inc.	Riviera blue backing 6420B.	VAu000749640	2007
☐ [ 300 ]	Vera Bradley Designs, Inc.	Riviera blue narrow 629B.	VAu000749639	2007

Resort results by:

Help    Search    History    Titles     Start Over

Contact Us | Request Copies | Get a Search Estimate |  Frequently Asked Questions (FAQs) about Copyright | Copyright Office Home Page

| Library of Congress Home Page

Public Catalog

Copyright Catalog (1978 to present)

Search Request: Left Anchored Name = vera bradley

Search Results: Displaying 301 through 359 of 359 entries

Resort results by:

#	Name (NALL) <	Full Title	Copyright Number	Date
☐ [ 301 ]	Vera Bradley Designs, Inc.	Riviera blue wide trim 627B.	VAu000749638	2007
☐ [ 302 ]	Vera Bradley Designs, Inc.	SHerbet medium trim: no. C1586.	VAu000614502	2003
☐ [ 303 ]	Vera Bradley Designs, Inc.	Sherbet narrow trim: no. C1587.	VAu000614500	2003
☐ [ 304 ]	Vera Bradley Designs, Inc.	Sherbet overall: no. W1607	VAu000614497	2003
☐ [ 305 ]	Vera Bradley Designs, Inc.	Sherbet wide trim: no. C1585.	VAu000614498	2003
☐ [ 306 ]	Vera Bradley Designs, Inc.	Simply Violet Allover 111-051.	VAu001010421	2009
☐ [ 307 ]	Vera Bradley Designs, Inc.	Simply Violet Backing 110-051.	VAu001009032	2009
☐ [ 308 ]	Vera Bradley Designs, Inc.	Simply Violet Narrow Trim 114-051.	VAu001009591	2009
☐ [ 309 ]	Vera Bradley Designs, Inc.	Simply Violet Wide Trim 112-051.	VAu001009308	2009
☐ [ 310 ]	Vera Bradley Designs, Inc.	Sittin’ in a Tree Allover 111-047.	VAu001038436	2009
☐ [ 311 ]	Vera Bradley Designs, Inc.	Sittin’ in a Tree Medium Trim 113-047.	VAu000996128	2009
☐ [ 312 ]	Vera Bradley Designs, Inc.	Sittin’ in a Tree Narrow Trim 114-047.	VAu001038648	2009
☐ [ 313 ]	Vera Bradley Designs, Inc.	Sittin’ in a Tree Wide Trim 112-047.	VAu001038647	2009
☐ [ 314 ]	Vera Bradley Designs, Inc.	Slate Blooms Allover P306.	VAu001018497	2010
☐ [ 315 ]	Vera Bradley Designs, Inc.	Slate Blooms Backing P346.	VAu001018499	2010
☐ [ 316 ]	Vera Bradley Designs, Inc.	Slate Blooms Narrow Trim.	VAu001018562	2010
☐ [ 317 ]	Vera Bradley Designs, Inc.	Slate Blooms Wide Trim.	VAu001018513	2010
☐ [ 318 ]	Vera Bradley Designs, Inc.	Symphony in Hue Backing 6440Z.	VAu000978113	2009
☐ [ 319 ]	Vera Bradley Designs, Inc.	Symphony in Hue Medium Trim 658Z.	VAu000978106	2009
☐ [ 320 ]	Vera Bradley Designs, Inc.	Symphony in Hue Narrow Trim 659Z.	VAu001005550	2009
☐ [ 321 ]	Vera Bradley Designs, Inc.	Symphony in Hue Wide Trim 657Z.	VAu000978104	2009
☐ [ 322 ]	Vera Bradley Designs, Inc.	Totally Turq Allover 6443B.	VAu000995626	2009
☐ [ 323 ]	Vera Bradley Designs, Inc.	Totally Turq Backing 6444B.	VAu000995623	2009
☐ [ 324 ]	Vera Bradley Designs, Inc.	Totally Turq Medium Trim 664B.	VAu000996113	2009
☐ [ 325 ]	Vera Bradley Designs, Inc.	Totally Turq Narrow Trim 665B.	VAu001008496	2009
☐ [ 326 ]	Vera Bradley Designs, Inc.	Totally Turq Wide Trim 663B.	VAu000995640	2009
☐ [ 327 ]	Vera Bradley Designs, Inc.	Twirly Birds Navy Allover P307.	VAu001033004	2010
☐ [ 328 ]	Vera Bradley Designs, Inc.	Twirly Birds Navy Backing P347.	VAu001028943	2010
☐ [ 329 ]	Vera Bradley Designs, Inc.	Twirly Birds Navy Narrow Trim P337.	VAu001028715	2010
☐ [ 330 ]	Vera Bradley Designs, Inc.	Twirly Birds Navy Wide Trim P317.	VAu001028668	2010
☐ [ 331 ]	Vera Bradley Designs, Inc.	Vera Bradley cooking with friends.	TX0006468404	2006
☐ [ 332 ]	Vera Bradley Designs, Inc.	Vera Bradley our favorite recipes.	TX0005275023	2000
☐ [ 333 ]	Vera Bradley Designs, Inc.	Versailles Allover 8402/Z.	VAu001033069	2010
☐ [ 334 ]	Vera Bradley Designs, Inc.	Versailles Backing 8403/Z.	VAu001028960	2010

☐ [ 335 ]	Vera Bradley Designs, Inc.	Versailles Narrow Trim 805/Z.	VAu001028955	2010
☐ [ 336 ]	Vera Bradley Designs, Inc.	Versailles Wide Trim 803/Z.	VAu001028959	2010
☐ [ 337 ]	Vera Bradley Designs, Inc.	Very Berry Paisley Allover WC4338-Berr.	VAu001018495	2010
☐ [ 338 ]	Vera Bradley Designs, Inc.	Very Berry Paisley Backing.	VAu001018541	2010
☐ [ 339 ]	Vera Bradley Designs, Inc.	Very Berry Paisley Narrow Trim.	VAu001018508	2010
☐ [ 340 ]	Vera Bradley Designs, Inc.	Very Berry Paisley Wide Trim CX4340-Berr.	VAu001018505	2010
☐ [ 341 ]	Vera Bradley Designs, Inc.	Vibrant black medium trim: no. 437-Z.	VAu000629078	2004
☐ [ 342 ]	Vera Bradley Designs, Inc.	Vibrant black narrow trim: no. 438-Z.	VAu000629079	2004
☐ [ 343 ]	Vera Bradley Designs, Inc.	Vibrant black overall: no. 8425-Z.	VAu000640539	2003
☐ [ 344 ]	Vera Bradley Designs, Inc.	Vibrant black wide trim: no. 436-Z.	VAu000629080	2004
☐ [ 345 ]	Vera Bradley Designs, Inc.	Villa red medium trim: no. C1873.	VAu000614503	2003
☐ [ 346 ]	Vera Bradley Designs, Inc.	Villa red narrow trim: no. C1874.	VAu000614496	2003
☐ [ 347 ]	Vera Bradley Designs, Inc.	Villa red overall: no. WC1853.	VAu000614501	2003
☐ [ 348 ]	Vera Bradley Designs, Inc.	Villa red wide trim: no. C1872.	VAu000614499	2003
☐ [ 349 ]	Vera Bradley Designs, Inc.	Villa red wide trim no c1872 & 209 other titles.	V3573D683	2008
☐ [ 350 ]	Vera Bradley Designs, Inc.	Windsor navy medium trim, fall ‘06.	VAu000694515	2006
☐ [ 351 ]	Vera Bradley Designs, Inc.	Windsor navy wide trim: no. 606B.	VAu000688631	2006
☐ [ 352 ]	Vera Bradley Designs, Inc.	Yellow bird allover WC-3407.	VAu000749647	2007
☐ [ 353 ]	Vera Bradley Designs, Inc.	Yellow bird backing WC-3411.	VAu000749646	2007
☐ [ 354 ]	Vera Bradley Designs, Inc.	Yellow bird narrow trim CS-3410.	VAu000749644	2007
☐ [ 355 ]	Vera Bradley Designs, Inc.	Yellow bird wide trim CS-3408.	VAu000749645	2007
☐ [ 356 ]	Vera Bradley Designs, Inc.	Mod floral blue allover: no. 6415B.	VAu000733768	2007
☐ [ 357 ]	Vera Bradley Designs, Inc.	Mod floral blue narrow trim: no. 623B.	VAu000733769	2007
☐ [ 358 ]	Vera Bradley Designs, Inc.	Mod floral pink allover: no. 6413R.	VAu000733767	2007
☐ [ 359 ]	Vera Bradley Designs, Inc.	Mod floral pink narrow trim: no. 620R.	VAu000733770	2007

Resort results by:

Help    Search    History    Titles     Start Over

Contact Us | Request Copies | Get a Search Estimate | Frequently Asked Questions (FAQs) about Copyright | Copyright Office Home Page

| Library of Congress Home Page